HAROLD Y. SPECTOR, CPA	SPECTOR & WONG, LLP	80 SOUTH LAKE AVENUE
CAROL S. WONG, CPA	Certified Public Accountants	SUITE 723
	(888) 584-5577	PASADENA, CA 91101
FAX (626) 584-6447

SPECTORWONGCPA@AOL.COM

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and stockholders

We have audited the accompanying balance sheets of Damon's Motorcycle Creations, Inc. as of December 31, 2003 and 2002, and the related statements of operations, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of Damon's Motorcycle Creations, Inc. as of December 31, 2003 and 2002, and its results of operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

/s/Spector & Wong, LLP

Pasadena, California

July 22, 2004

DAMON'S MOTORCYCLE CREATIONS, INC.

BALANCE SHEETS

December 31, 2003 and 2002

ASSETS	2003	2002
Current Assets
Cash	$ 11,615	$ 13,152
Accounts Receivable, net of allowance for bad debt of
$10,393 and $632 for 2003 and 2002, respectively	16,500	24,867
Inventory	258,042	255,659
Total Current Assets	286,157	293,678

Office Equipment, net of accumulated depreciation
of $4,076 and $2,638 for 2003 and 2002, respectively	1,403	2,841

TOTAL ASSETS	$ 287,560	$ 296,519

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued expenses	$ 53,287	$ 52,079
Customer deposits	74,502	56,357
Notes payable - current portion	848	2,636
Total Current Liabilities	128,637	111,072

Long-term debt	1,477	2,171

Stockholders' Equity
Common Stock, $1 par value, 100,000 shares
authorized,1,000 shares issued and outstanding	1,000	1,000
Paid-in Capital	240,659	240,659
Shareholders' distribution	(9,541)	(974)
Accumulated deficit	(74,672)	(57,409)
	157,446	183,276
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 287,560	$ 296,519

See notes to financial statements

DAMON'S MOTORCYCLE CREATIONS, INC.

STATEMENTS OF OPERATIONS

For years ended December 31,

	2003	2002
Sales:
Sales - products	$ 157,945	$ 158,718
Sales - services	371,064	306,060
Total Sales	529,009	464,778

Cost and expenses:
Cost of products	173,278	131,120
Cost of services	181,824	140,652
Selling, general and administrative Expenses	183,289	185,870
Total cost and expenses	538,391	457,642

Operating inocme (loss)	(9,382)	7,136

Other expense,
Interest expense	(6,107)	(4,460)
	(6,107)	(4,460)

Net (loss) before state franchise tax	(15,489)	2,676

State franchise tax	800	800

Net income (loss)	$ (16,289)	$ 1,876

Net income (loss) per share-Basic and Diluted	$ (16.29)	$ 1.88

Weighted Average Number of Shares	1,000	1,000

See notes to financial statements

DAMON'S MOTORCYCLE CREATIONS, INC.

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

For years ended December 31 2003 and 2002

	Common Stock		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total
Balance at December 31, 2001	1,000	$ 1,000	$ -	$ (59,285)	$ (58,285)

Stockholder's Distribution				(974)	(974)

Inventory Adjustment			240,659		240,659

Net Income				1,876	1,876

Balance at December 31, 2002	1,000	1,000	240,659	(58,383)	183,276

Stockholder's Distribution				(9,541)	(9,541)

Net (Loss)				(16,289)	(16,289)

Balance at December 31, 2003	1,000	$ 1,000	$ 240,659	$ (84,213)	$ 157,446

See notes to financial statements

DAMON'S MOTORCYCLE CREATIONS, INC.

STATEMENTS OF CASH FLOWS

For years ended December 31,

	2003	2002
CASH FLOW FROM OPERATING ACTIVITIES
Net income (loss)	$ (16,289)	$ 1,876
Adjustments to reoncile net income (loss) to net cash
provided by operating activities:
Depreciation	1,438	2,359
Provision for bad debt	9,761	632
(Increase) in:
Accounts Receivable	(1,394)	(8,842)
Inventory	(2,383)	-
Increase (Decrease) in:
Accounts Payable and Accrued Expenses	1,208	32,247
Customer Deposits	18,145	(15,524)
Net cash flows provided by operating activities	10,486	12,748

CASH FLOW FROM INVESTING ACTIVITIES	-	-

CASH FLOW FROM FINANCING ACTIVITIES
Repayment on notes payable	(2,482)	(6,185)
Shareholders' Distribution	(9,541)	(974)
Net cash flows (used in) financing activities	(12,023)	(7,159)

NET INCREASE (DECREASE) IN CASH	(1,537)	5,589

CASH AT BEGINNING OF YEAR	13,152	7,563

CASH AT END OF YEAR	$ 11,615	$ 13,152

Supplemental Disclosure of Cash Flow Information:
Income Taxes Paid	$ 800	$ 800
Interest Paid	$ 6,107	$ 4,460
Noncash Investing and Financing Activities:
Inventory Adjustment	$ -	$ 225,959
Equipment purchased under note payable	$ -	$ 3,526

See notes to financial statements

DAMON'S MOTORCYCLE CREATIONS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS

Damon's Motorcycle Creations, Inc. (the "Company') is a custom paint shop specializing in motorcycles and bikes. The Company was incorporated under the laws of the state of California on October 12, 1999.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates: The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States (U.S. GAAP) requires management to make certain estimates and assumptions that directly affect the results of reported assets, liabilities, revenue, and expenses. Actual results may differ from these estimates.

Revenue Recognition: The Company recognizes product revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectibility is reasonably assured. In instances where the customer specifies final acceptance of the product, revenue is deferred until all acceptance criteria have been met. Service revenue is generally deferred and, in most cases, recognized when the services are performed and completed. Cash payments received in advance of product or service revenue are recorded as deferred revenue. No provisions were established for estimated product returns and allowances based on the Company's historical experience.

Allowance for Doubtful Accounts: The Company provides an allowance for doubtful accounts that is based upon a review of outstanding receivables, historical collection information, and existing economic conditions.

Cash Equivalents: For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments: The carrying amounts of the financial instruments have been estimated by management to approximate fair value.

Inventories: Raw materials inventories are stated at the lower of cost or market, using the first-in, first-out method.

Property and Equipment: Property and Equipment are valued at cost. Maintenance and repair costs are charged to expenses as incurred. Depreciation is computed on the straight-line method based on the following estimated useful lives of the assets: 3 to 7 years for office equipment, and 7 years for furniture and fixtures, and 10 years for machinery and tools. Depreciation expense was $1,438 and $2,359 for 2003 and 2002, respectively.

Net Loss Per Common Share The Company accounts for income (loss) per share in accordance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share" ("SFAS 128"). SFAS No. 128 requires that presentation of basic and diluted earnings per share for entities with complex capital structures. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common stockholders by the weighted average number of common stock outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity. Diluted net loss per common share does not differ from basic net loss per common share due to the lack of dilutive items in the Company.

Advertising Costs: All advertising costs are expensed as incurred. Advertising expenses were $699 and $627 for 2003 and 2002, respectively.

Income Taxes The stockholders of the Company have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. No provision for federal income taxes has been recorded in these financial statements because the stockholders are personally liable for such taxes on their individual income tax returns.

DAMON'S MOTORCYCLE CREATIONS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Major Customers For the years ended December 31, 2003 and 2002, a major customer comprised of $141,507 and $91,385 or 26% and 20%, respectively, of the Company's sales.

Derivatives: In June 1998, Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 138, which was issued in June 2000. SFAS No. 133 establishes accounting and reporting standards for derivative instruments. The Company currently does not use derivative financial products for hedging or speculative purposes and as a result, does not anticipate any impact on the Company's financial statements.

Reclassification: Certain reclassifications have been made to the 2002 financial statements to conform with the 2003 financial statement presentation. Such reclassification had no effect on net loss as previously reported.

Recent Accounting Pronouncements: In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." This Statement requires that certain instruments that were previously classified as equity on the Company's statement of financial position now be classified as liabilities. The Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Company currently has no instruments impacted by the adoption of this statement and therefore the adoption did not have an effect on the Company's financial position, results of operations or cash flows.

In April 2003, the FASB issued Statement of SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities," which is generally effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative as discussed in SFAS No. 133, clarifies when a derivative contains a financing component, amends the definition of an "underlying" to conform it to the language used in FASB Interpretation No. 45, "Guarantor Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. The Company does not have any derivative financial instruments. The Company does not anticipate that the adoption of SFAS No. 149 will have an impact on its balance sheets or statements of operations and cash flows.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51. Interpretation 46 establishes accounting guidance for consolidation of variable interest entities that function to support the activities of the primary beneficiary. Interpretation 46 applies to any business enterprise, both public and private, that has a controlling interest, contractual relationship or other business relationship with a variable interest entity. The Company currently has no contractual relationship or other business relationship with a variable interest entity and therefore the adoption did not have an effect on its financial position or results of operations. However, if the Company enters into any such arrangement with a variable interest entity in the future, its financial position or results of operations may be adversely impacted.

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure." SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition to SFAS No. 123's fair value method of accounting for stock-based employee compensation. SFAS No. 148 also amends the disclosure provisions of SFAS No. 123 and APB Opinion No. 28, "Interim Financial Reporting," to require disclosure in the summary of significant accounting policies of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements. While SFAS No. 148 does not amend SFAS No. 123 to require companies to account for employee stock options using the fair value method, the disclosure provisions of SFAS No. 148 are applicable to all companies with stock-based employee compensation, regardless of whether they account for that compensation using the fair value method of SFAS No. 123 or the intrinsic value method of APB Opinion 25. The Company currently does not have any stock-based employee compensations that require for disclosures.

DAMON'S MOTORCYCLE CREATIONS, INC.

NOTES TO FINANCIAL STATEMENTS

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. Previous accounting guidance provided by EITF Issue No. 94-3, "Liability Recognition for Certain employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) is replaced by this Statement. SFAS No. 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. Management does not anticipate that the adoption of this Statement will have a significant effect on the Company's financial statements.

In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This Statement updates, clarifies and simplifies existing accounting pronouncements. The provisions of this Statement related to the rescission of Statement No. 4 are to be applied for fiscal years beginning after May 15, 2002. Any gain or loss on extinguishment of debt that was classified as an extraordinary item in prior periods presented that does not meet the criteria in Opinion No. 30 for classification as an extraordinary item should be reclassified. Provisions of the Statement related to the amendment of Statement No. 13 should be applied for transactions occurring after May 15, 2002, and all other provisions should be applied for financial statements issued on or after May 15, 2002. Management does not anticipate that the adoption of this Statement will have a significant effect on the Company's financial statements.

NOTE 3 - BALANCE SHEET DETAILS

The following tables provide details of selected balance sheet items:

At December 31,	2003	2002
Inventory
Paint materials	$ 170,702	$ 169,126
Mechanical materials	27,667	27,411
Body shop materials	59,673	59,122
Total	$ 258,042	$ 255,659
Accounts payable and accured expenses
Accounts payable	$ 9,272	$ 6,300
Accrued payroll and related taxes	19,643	21,049
Credit cards payable	22,479	24,458
Others	1,893	272
Total	$ 53,287	$ 52,079

DAMON'S MOTORCYCLE CREATIONS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 4 - NOTES PAYABLE

Notes payable consist of the following:

At December 31,	2003	2002
a.) Note Payable to Textron Financial	$ (8)	$ 1,882
- A purchase line in the amount of $17,000.
Interest payable at prime rate plus 7%
b.) Note Payable to Dell	2,333	2,925
- Monthly installments of $90, including interest at 9.99% per annum, due March 2006. Secured by office equipment
	2,325	4,807
Less: Current Maturities	(848)	(2,636)
Long-term debt	$ 1,477	$ 2,171

The future principal payments on the notes payable as of December 31, 2003 is summarized as follows:

Year ending December 31,
2004	$ 848
2005	971
2006	506
$ 2,325

NOTE 5 - NET INCOME (LOSS) PER SHARE

The following table sets forth the computation of basic and diluted net income (loss) per share:

Years ended December 31,	2003	2002
Numerator:
Net income (loss)	$ (16,289)	$ 1,876
Denominator:
Weighted average common shares	1,000	1,000
Net income (loss) per share	$ (16.29)	$ 1.88

NOTE 6 - LEASE COMMITMENTS

The Company leases its office facilities under various non-cancellable operating leases that expire through 2006. The lease expense for the years ended December 31, 2003 and 2002 was $65,401 and $70,158, respectively.

DAMON'S MOTORCYCLE CREATIONS, INC.

NOTES TO FINANCIAL STATEMENTS

The Company also leases a warehouse for $65 per month on a month-to-month basis.

NOTE 6 - LEASE COMMITMENTS (Continued)

As of December 31, 2003, the minimum lease payments under these leases are:

Year ended December 31,	Amount
2004	$ 52,472
2005	28,822
2006	12,011
$ 93,305

NOTE 7 - GUARANTEES AND PRODUCT WARRANTIES

The Company from time to time enters into certain types of contracts that contingently require the Company to indemnify parties against third party claims. These contracts primarily relate to: (i) divestiture agreements, under which the Company may provide customary indemnifications to purchasers of the Company's businesses or assets; (ii) certain real estate leases, under which the Company may be required to indemnify property owners for environmental and other liabilities, and other claims arising from the Company's use of the applicable premises; and (iii) certain agreements with the Company's officers, directors and employees, under which the Company may be required to indemnify such persons for liabilities arising out of their employment relationship.

The terms of such obligations vary. Generally, a maximum obligation is not explicitly stated. Because the obligated amounts of these types of agreements often are not explicitly stated, the overall maximum amount of the obligations cannot be reasonably estimated. Historically, the Company has not been obligated to make significant payments for these obligations, and no liabilities have been recorded for these obligations on its balance sheets as of December 31, 2003 and 2002.

In general, the Company offers a five-year warranty on workmanship to original purchaser and a manufacturer's warranty from 90 days to one year for most of its products sold. To date, the Company has not incurred any material costs associated with these warranties.

NOTE 8 - SUBSEQUENT EVENT

On May 11, 2004, the Company completed a reverse acquisition pursuant to the Asset Purchase Agreement with MotivNation, Inc. ("ABED", formerly known as Aberdeen Mining Company, a public company listed on the OTC Bulletin Board). The Company shall sell and transfer to ABED substantially all of the Company's assets and liabilities in exchange of 88,879,850 shares of the common stock of ABED. Concurrent with the closing of the reverse acquisition, the Company agreed to transfer 4,500,000 of the 88,879,850 shares it acquired from ABED to a creditor in exchange for the cancellation of the trade debt and as payment for ongoing consultant services by such creditor. Following the completion of the acquisition and the stock transfer, the Company's shareholders will own approximately 75% of the outstanding common stock of ABED. Consequently, for accounting purpose, the transaction will be accounted for as a reverse acquisition with the Company as the acquirer.